UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice Intent of Filing of Form 25 for Delisting from NASDAQ

On February 7, 2025 Kidpik Corp. (the “Company”) issued a press release announcing its intent to voluntarily delist its [class of securities, e.g., common stock] from The Nasdaq Stock Market LLC (“Nasdaq”). The Company intends to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about [Insert Date], in accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Following the effectiveness of the Form 25 filing, the Company’s [class of securities] will no longer be listed on Nasdaq. The Company anticipates that the delisting will become effective 10 days after the filing of the Form 25 with the SEC. Once the delisting has become effective and the criteria for deregistration have been satisfied, the Company intends to file a Form 15 with the SEC to deregister the Company’s securities under the Exchange Act. Upon filing the Form 15, the Company’s obligation to file periodic and current reports with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, will be immediately suspended.

A copy of the press release announcing this decision is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company’s common stock may continue to be quoted on OTC PINK Market under the symbol “PIKM” after the delisting; however, there can be no assurance that a market for the securities will develop or be maintained.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1**	Press Release of Kidpik Corp., dated February 6, 2025
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

** Furnished herewith.

Non-Active Hyperlinks

The inclusion of any website address in this Form 8-K, and any exhibit thereto, is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, such website is not part of or incorporated into this Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding the delisting, deregistration, and anticipated impacts. These statements are subject to risks and uncertainties, including those described in the Company’s filings with the SEC. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2025

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer